UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 7, 2005

GUARANTY BANCSHARES, INC.
 (Exact name of registrant as specified in its charter)

Texas	0-23113	75-1656431
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 West Arkansas Mt. Pleasant, Texas	75455
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (903) 572-9881

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

          On June 7, 2005, Guaranty Bancshares, Inc. (the “Company”) issued a press release announcing its intent to engage in a going-private transaction.  The transaction will provide for the payment of $24.00 per share in cash to record holders of fewer than 600 shares of the Company’s common stock.

          The press release announcing the transaction is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.	The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press Release issued by the Company dated June 7, 2005.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARANTY BANCSHARES, INC.
(Registrant)

Dated: June 8, 2005	By:	/s/ CLIFTON A. PAYNE

Clifton A. Payne
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release issued by the Company dated June 7, 2005.